Exhibit 10.25


                                 LOAN AGREEMENT

         AGREEMENT made as of this ____ day of March 2002, by and between Smith & Wesson Holding Corporation, a Nevada corporation having a chief executive principal place of business at 14500 Northsight, Suite 221, Scottsdale, Arizona (hereinafter referred to as the "Borrower"), and Banknorth, N.A., a national banking association organized under the laws of the United States of America, having a usual place of business at 1441 Main Street, Springfield, Massachusetts (hereinafter referred to as the "Lender").

         1.00  DEFINITIONS AND ACCOUNTING TERMS

         As used in this Agreement, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         "Advance" means an Advance by Lender to Borrower in accordance with the terms and conditions of the Note, this Agreement, or any other Loan Documents.

         "Affiliate" means any person controlling, controlled by, or under common control with Borrower. For purposes of this definition "Control" means the possession, directly or indirectly of the power to direct or cause direction of the management and policies of the Borrower, whether through ownership of common or preferred stock or other equity interests, by contract or otherwise. Without limiting the generality of the forgoing, each of the following shall be an Affiliate: Any officer, director, employee or other agent of Borrower, any shareholder or subsidiary of Borrower and any other Person with whom Borrower has common shareholders, officers and directors.

         "Agreement" means this Loan Agreement as amended, supplemented, or modified from time to time.

         "Available Amount" means a Fifteen Million and 00/100 Dollar ($15,000,000.00) Term Loan.

         "Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks in Massachusetts are authorized or required to close under the laws of the Commonwealth of Massachusetts.

         "Cash Balance" means the sum of all cash, cash equivalents (as determined by GAAP), the Securities and the Annuities.

         "Code" means the Internal Revenue Code of 1986, as amended from time-to-time and the regulations and published interpretations thereof.

         "Debt" means, as applied to any Person, as of any date of determination (without duplication):

                  (a) all obligations of such Person for borrowed money (whether or not represented by bonds, debentures, notes, drafts or other similar instruments) or evidenced by bonds, debentures, notes, drafts or similar instruments;

                  (b) all obligations of such Person for all, or any part of, the deferred purchase price of property or services, or for the cost of property constructed or of improvements thereon, including trade accounts payable incurred, in respect of property purchased, in the ordinary course of business, which are not overdue or which are being contested in good faith by appropriate proceedings and are not required to be classified on such Person's balance sheet, in accordance with GAAP, as debt;

                  (c) all obligations secured by any Lien on or payable out of the proceeds of production from property owned or held by such Person even though such Person has not assumed or become liable for the payment of such obligation;

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                  (d)      all capital lease obligations of such Person;

                  (e) all obligations of such Person, contingent or otherwise, in respect of any letter of credit facilities, bankers' acceptance facilities or other similar credit facilities other than any such obligation which relate to an underlying obligation which otherwise constitutes Debt of such Person hereunder or a current account payable of such Person incurred in the ordinary course of business;

                  (f) all obligations of such Person upon which interest payments are customarily made; and

                  (g) all guaranties by such Person of or with respect to obligations of the character referred to in the foregoing clauses (a) through (f) of another Person;

provided, however, that in determining the Debt of any Person, (i) all liabilities for which such Person is jointly and severally liable with one or more other Persons (including, without limitation, all liabilities of any partnership or joint venture of which such Person is a general partner or co-venturer) shall be included at the full amount thereof without regard to any right such Person may have against any such other Persons for contribution or indemnity, and (ii) no effect shall be given to deposits, trust arrangements or similar arrangements which, in accordance with GAAP, extinguish Debt for which such Person remains legally liable.

         "Default" means any of the events specified in Section 9.00, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "Environmental Law" means any past, present or future Federal, state, local or foreign statutory or common law, or any regulation, ordinance, code, plan, Order, permit, grant, franchise, concession, restriction or agreement issued, entered, promulgated or approved thereunder, relating to (a) the environment, human health or safety, including, without limitation, emissions, discharges, releases or threatened releases of oil and/or Hazardous Substances into the environment (including, without limitation, air, surface water, groundwater or land), or (b) the manufacture, generation, refining, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport, arranging for transport, or handling of Hazardous Substances.

         "Environmental Permits" means collectively, any and all permits, consents, licenses, approvals and registrations of any nature at any time required pursuant to or in order to comply with any Environmental Law.

         "ERISA" means the Employment Retirement Income Security Act of 1974, as amended from time-to-time, and the regulations and published interpretations thereof.

         "Event of Default" means any of the events specified in Section 9.00, provided that any requirement (if any) for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "GAAP" means generally accepted accounting principles consistently applied, in accordance with financial reporting standards from time-to-time in effect among nationally recognized certified public accounting firms in the United States.

         "Governmental Body" means any Federal, state, municipal, local or other governmental department, commission, board, bureau, agency, instrumentality, political subdivision or taxing authority of any country.

         "Guarantor" means Smith & Wesson Corp., a Delaware corporation with a usual place of business at 2100 Roosevelt Avenue, Springfield, Massachusetts.

         "Hazardous Substances" means collectively, contaminants; pollutants; toxic or hazardous chemicals, substances, materials, wastes and constituents; petroleum products; polychlorinated biphenyls; medical wastes; infectious wastes; oil; asbestos; paint containing lead; and urea formaldehyde.

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
         "Insolvency" of the Borrower or any other person means that there shall have occurred with respect to that person one or more of the following events: dissolution, termination of existence, insolvency, business failure, appointment of a custodian, interim trustee, or trustee, of any part of the property of the Borrower, assignment or trust mortgage for the benefit of creditors by, or the voluntary or involuntary filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debts, readjustment of indebtedness, reorganization, composition or extension, by or against Borrower.

         "Lender" as used in this Agreement shall include the stated Lender herein and, except as the context may indicate a contrary intent, any successor in interest of the Lender.

         "Lending Office" means the Lender's office at 1441 Main Street, Springfield, Massachusetts.

         "Liabilities" of any Person shall mean and include all obligations of such Person which in accordance with GAAP shall be classified on a balance sheet of such Person as liabilities of such Person, and in any event shall include all
(i) obligations of such Person for borrowed money or which has been incurred in connection with the acquisition of property or assets, (ii) obligations secured by any Lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (iii) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender, or lessor under such agreement in the event of default are limited to repossession or sale of property, (iv) obligations under Guaranties, and (v) obligations under any Capitalized Lease.

         "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

         "Loan" means the Term Loan.

         "Loan Documents" means this Agreement, any Note or other documents related to the transactions discussed in this Agreement.

         "Long Term Lease" means any lease of property (real, personal or mixed), other than a Capital Lease, having a term (including terms of renewal or extension at the option of the lessee, whether or not such option has been exercised) expiring more than one year after the commencement of the initial term.

         "Maturity Date" means twelve (12) years from the date hereof.

         "Maximum Amount" means Fifteen Million and 00/100 Dollars ($15,000,000.00).

         "Multiemployer Plan" means a Plan described in Section 4001(a)(3) of ERISA.

         "Note" means the Fifteen Million and 00/100 Dollar ($15,000,000.00) Term Note.

         "Obligation" and "Obligations" shall mean any and all liabilities and obligations of the Borrower to the Lender of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, and includes (i) the Term Note, (ii) any Letter or Letters of Credit (including Letter of Credit Notes), (iii) obligations to perform acts and refrain from taking action, as well as obligations to pay money, (iv) reimbursement obligations of the Borrower, pursuant to any documentation executed in conjunction with or related to the issuance by the Lender of any Letters of Credit, and/or (v) Guaranty Obligations of Borrower in favor of Smith & Wesson Corp.


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         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Person" means an individual, partnership, corporation, liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

         "Principal Office" means the Lender's office at 1441 Main Street, Springfield, Massachusetts.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as amended or supplemented from time-to-time.

         "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

         "Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

         "Term Note" shall have the meaning assigned to such term in Section
2.03.

         1.01 ACCOUNTING TERMS

         All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

         2.00 THE TERM LOAN FACILITY

         2.01 THE TERM LOAN

         A Fifteen Million and 00/100 Dollar ($15,000,000.00) Term Loan (the "Term Loan") will be made available to the Borrower. The Term Loan shall be repaid over a twelve (12) year term in accordance with the terms of the Term Note.

         2.02 CALCULATION AND PAYMENT OF INTEREST

         Interest on the Term Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed for any payment period. Interest on the Loans shall be paid in immediately available funds at either the Principal Office of the Lender or any branch thereof. Any principal amount not paid when due (at maturity, by acceleration or otherwise) shall bear interest thereafter until paid in full, payable on demand, at a rate per annum equal to the aggregate of the interest rate currently in effect on such Loan, as determined herein, plus five percent (5.00%).

         2.03 THE TERM LOAN PROMISSORY NOTE

         The Term Loan made by the Lender under this Agreement shall be evidenced by, and repaid with interest in accordance with a term promissory note substantially in the form of Exhibit "A" (the "Term Note").

         2.04 USE OF PROCEEDS

         The Term Loan shall be used only to pay off an existing promissory note to Colten Melby in the amount of Five Million and 00/100 Dollars ($5,000,000.00) and to pay off an existing promissory note to Tomkins Corporation in the amount of Ten Million and 00/100 Dollars ($10,000,000,00).

         3.00 THE GUARANTOR


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
         3.01 GUARANTOR'S AGREEMENT

         Payment and performance of Borrower's Obligations shall be unconditionally guaranteed by the Guarantor, all as more fully described in Exhibit "B" attached hereto and incorporated by reference.

         3.02 The Guaranty made by Guarantor shall be secured by a first security interest in the Guarantor's brokerage account held at Bancnorth Investment Planning Group, Account No. 74006311 (the "Securities") and annuities with various insurance companies (the "Annuities") having a minimum aggregate market equal to the sum of any applicable surrender charges, prepayment fees, early withdrawal fees and/or similar charges required in connection with any of the Annuities and/or Securities, and the Obligations. The Securities are valued on a discounted basis as follows:

         Type of Security                                  Discount Factor
         ----------------                                  ---------------
         Money Market Account                                     0%

         Annuities                                                0%

         United States Government Securities                     10%

         Corporate Securities and Commercial Paper               30%

         Corporate and Municipal Bonds                           20%

         Guarantor, for valuable consideration received, hereby pledges, assigns, transfers and grants to Lender as security for the Obligations, a continuing lien and security interest in all of Guarantor's right, title and interest in and to, the following investment property and general intangibles consisting of annuity contracts, Securities, stocks, bonds, United States government securities, commercial paper and all income therefrom, increases therein and proceeds thereof maintained at and/or by: (1) PRIME VEST FINANCIAL SERVICES, INC., ACCOUNT NO. 74006311,(the "Account"); (2) Pacific Life Insurance Company Annuity - $1,000,000 - Contract No. SP01001834; (3) Pacific Life Insurance Company Annuity - $500,000 - Contract No. VR01050237; (4) Pacific Life Insurance Company Annuity - $9,000,000 - Contract No. SP01001732; (5) Keyport Insurance Trust I Annuity - $950,000 - Contract No. 0212493926-01; and (6) MFS Regatta Insurance Trust Annuity - $2,000,000 - Contract No. 93-9300-035978, together with products and proceeds thereof and all accessions and additions thereto and all replacements and substitutions therefore (hereinafter called the "Collateral"). The term "proceeds" shall include, without limitation, all types of classifications of non-cash proceeds acquired with cash proceeds.

         The Guarantor shall at all times maintain Collateral having an aggregate market value (on a discounted basis subject to the Discount Factors set forth in the definition of Available Amount) of not less than the sum of any applicable surrender charges, prepayment fees, early withdrawal fees and/or similar charges required in connection with any of the Annuities and/or Securities, and the Obligations of the Guarantor to the Lender hereunder. Additional units or shares of investment securities (or other unrestricted, registered securities publicly traded on a nationally recognized stock exchange, or other additional collateral acceptable to the Lender) may from time to time be required by the Lender to be transferred to the Account, and the Guarantor agrees to do so within three (3) business days of notice and request from the Lender stating that the then aggregate market value of Collateral is less than the sum of any applicable surrender charges, prepayment fees, early withdrawal fees and/or similar charges required in connection with any of the Annuities and/or Securities, and the Obligations of the Guarantor to the Lender hereunder. Failure by the Guarantor to provide additional collateral having an aggregate market value (on a discounted basis subject to the Discount Factors set forth in the definition of Available Amount) equal to the difference between (i) the sum of any applicable surrender charges, prepayment fees, early withdrawal fees and/or similar charges required in connection with any of the Annuities and/or Securities, and (ii) the Obligations and the then aggregate market value of the Collateral shall constitute an Event of Default, and the Lender shall be entitled to liquidate the Collateral for application to the Obligations without further notice to the Guarantor.

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
         Provided that no Default or Event of Default has occurred and is continuing hereunder, the Lender, upon request of the Borrower or its authorized representatives, shall promptly make or cause to be made trades of investment securities held in the Account as Collateral for the Obligations. In addition, so long as no Default or Event of Default has occurred and is continuing hereunder, the Lender, upon request of the Borrower or its authorized representatives, shall promptly transfer or withdraw or cause to be transferred or withdrawn from the Account and placed in an alternative account designated by the Borrower or delivered to the Borrower, as the case may be, cash or securities in such amounts up to that amount by which the then current aggregate market value of the Collateral (on a discounted basis subject to the Discount Factors set forth in the definition of Available Amount) exceeds the sum any applicable surrender charges, prepayment fees, early withdrawal fees and/or similar charges required in connection with any of the Annuities and/or Securities, and the Obligations.

         4.00 GENERALLY

         As to all Loans made pursuant to this Agreement:

         4.01 CROSS DEFAULT

         A default of any of the terms and conditions of:

                  (i) any Obligation, of the Borrower and/or Guarantor to the Lender (including, without limitation any reimbursement obligations arising out of any Letters of Credit which the Lender may later issue on behalf of the Borrower and/or Guarantor) or any document or instrument evidencing such an Obligation, or


                  (ii) the obligations of the Borrower and/or Guarantor under any Debt to any other lender or creditor resulting in default and/or acceleration of such Debt in excess of Five Hundred Thousand and 00/100 Dollars ($500,000.00),

shall constitute a default of the Note, this Agreement, and any other obligations of the Borrower and Guarantor to the Lender whether evidenced by notes or otherwise.

         4.02 METHOD OF PAYMENT

         All payments and prepayments of principal and all payments of interest, fees and other amounts payable hereunder shall be made by the Borrower to the Lender at its principal office OR SUCH OTHER PLACE AS THE LENDER MAY FROM TIME-TO-TIME SPECIFY IN WRITING in immediately available UNITED STATES DOLLARS LAWFUL CURRENCY OF THE UNITED STATES OF AMERICA, on or before 11:00 a.m. (Boston, Massachusetts time) on the due date thereof, WITHOUT COUNTERCLAIM OR SETOFF AND FREE AND CLEAR OF, AND WITHOUT ANY DEDUCTION OR WITHHOLDING FOR, ANY TAXES OR OTHER PAYMENTS. The Borrower hereby authorizes the Lender, if and to the extent payment is not made when due under this Agreement or under any Note, to charge from time-to-time against any account of the Borrower with the Lender any amount so due. Whenever any payment to be made under this Agreement or under any Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

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
         4.03  PREPAYMENT

         The Borrower may prepay the Note in whole or in part, provided that it pays Lender a prepayment fee in accordance with the following schedule:

                  Year of Loan when
                  Prepayment Occurs              Amount of Prepayment Fee
                  -----------------              ------------------------
                           1                     3% of amount prepaid
                           2                     2% of amount prepaid
                           3                     1% of amount prepaid
                           4                     1% of amount prepaid
                           5                     1% of amount prepaid

         Notwithstanding the foregoing, no prepayment premium shall be charged from prepayments made from internally generated cash flow.

         4.04 LATE PAYMENT

         Any payment on the Loans received more than ten (10) days after its due date shall be subject to an additional charge of six percent (6.00%) of the amount due.

         4.05 ADDITIONAL PAYMENTS

         If after the date of this Agreement the Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (ii) compliance by the Lender or any parent bank holding company with any guideline, request or directive of any such governmental entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on the Lender's or such holding company's capital as a consequence of the Lender's agreement to make Loans hereunder to a level below that which the Lender or such holding company could have achieved but for such adoption, change or compliance (taking into consideration the Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by the Lender to be material, or (iii) as a result from any change after the date of this Agreement in United States, Federal, State, Municipal or Foreign Laws or Regulations (including Regulation D), or the adoption or making after the date hereof of any interpretations, directives or requirements applying to a class of banks, including the Lender of or under any United States, Federal, State, Municipal or Foreign Laws or Regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof which changes the basis of taxation of any amounts payable to the Lender under this Agreement, including, without limitation, the Term Loan (other than taxes imposed on the overall net income of the Lender by the jurisdiction where the principal office of the Lender is located), then the Lender shall notify the Borrower thereof. The Borrower agrees to pay to the Lender the amount of such reduction in the return on capital as and when such reduction is determined, upon presentation by the Lender of a statement in the amount and setting forth in reasonable detail, the Lender's calculation thereof, which statement shall be deemed true and correct absent manifest error. In determining such amount, the Lender may use reasonable averaging and attribution methods.

         4.06 TENURE OF THE LOAN AGREEMENT

         This Agreement shall become effective upon the execution by the parties hereto. When so executed, this Agreement shall be binding on, and inure to the benefit of, the respective successors and permitted assigns of the Borrower (if authorized by the Lender, in writing, in the Lender's sole and exclusive discretion), and of the Lender, and shall continue in full force and effect and unchanged except by agreement in writing between the Borrower and the Lender until terminated as hereinafter provided.

         4.07 CONDITIONS PRECEDENT

         The obligation of the Lender to make the Term Loan shall be subject to the condition precedent that the Lender shall have received on or before the day of such transaction each of the following, in form and substance satisfactory to the Lender and its counsel in their sole discretion:

                  4.07.1 EXECUTION OF NOTE

         The applicable Term Note duly executed by the Borrower.

                  4.07.2 EVIDENCE OF BORROWER'S AUTHORITY AND INCUMBENCY OF
                         REPRESENTATIVES.

                  Certified (as of the date of this Agreement) copies of all corporate action taken by the Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which it is a party and each other document to be delivered pursuant to this Agreement together with a certificate (dated as of the date of this Agreement) of the Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party and the other documents to be delivered by the Borrower under this Agreement.

                  4.07.3 OPINION

                  A favorable opinion of counsel for the Borrower, dated the date of the Loan, in such form as is acceptable to the Lender and as to such other matters as the Lender may request.

                  4.07.4 OFFICER'S CERTIFICATE, ETC.

                  The following statements shall be true and the Lender shall have received a certificate signed by a duly authorized officer of the Borrower dated the date of the Loan stating that:

                                    a) The representations and warranties
                           contained in Section 5.00 of this Agreement are correct on and as of the date of the Loan as though made on and as of such date; and

                                    b) No Default or Event of Default has
                           occurred and is continuing, or would result from the making of the Loan.

                  4.07.5 LITIGATION SUMMARY

         Evidence that the Borrower maintains product liability insurance in excess of Fifty Thousand and 00/100 Dollars ($50,000.00), as well as evidence that Tomkins Corporation is responsible for all product liability claims which predate May 11, 2001, with insurance coverage limits of not less than Three Hundred Million and 00/100 Dollars ($300,000,000.00). See Exhibit `D"

                  4.07.6 [INTENTIONALLY DELETED]

                  4.07.7 SOLVENCY CERTIFICATE

         Lender shall have received an executed Solvency Certificate as more fully described in Exhibit "C".

                  4.07.8 HAZARD INSURANCE

                  Evidence of Hazard Insurance acceptable to Lender.

                  4.07.9 UCC AND TAX LIEN SEARCHES

                  Uniform Commercial Code and tax lien searches made in the Commonwealth of Massachusetts, the State of Delaware and the State of Maine, showing no filings relative to any Collateral other than those made pursuant to this Agreement, and no federal or state tax liens against Borrower or any Guarantor.

                  4.07.10 CORPORATE DOCUMENTATION

                  Certified copies of the Borrower's Articles of Incorporation, By-Laws, Certificates of Good Standing from the Secretary of State's Office and Department of Revenue Office and original Corporate Resolutions, Certificates of Incumbency with specimen signatures.

                  4.07.11 OTHER ITEMS

                  Such other approvals, opinions, certificates, documents and/or instruments as Lender may require in its reasonable discretion.

         4.08 POWER OF ATTORNEY

         Borrower appoints Lender and its designees as Borrower's attorney, with the power to endorse Borrower's name on any checks, notes, acceptances, money orders or other forms of payment or security that come into Lender's possession following the occurrence of an Event of Default and while such Event of Default is continuing. Neither Lender nor any of its designees will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law undertaken in good faith acting as Borrower's attorney. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied and Lender's obligation to provide Loans hereunder has terminated.

         4.09 FEDERAL RESERVE BANK

         Notwithstanding anything to the contrary contained herein, Lender may at any time pledge or assign all or any portion of Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release the Lender from Lender's obligations hereunder or under any other Loan Documents.

         5.00 REPRESENTATIONS AND WARRANTIES, GENERALLY

         Borrower also represents, warrants and agrees that:

         5.01 CHIEF EXECUTIVE OFFICE

         It has no chief executive office, or principal place of business, or principal mailing address, other than that shown above. Borrower will immediately notify Lender in writing of any change in the location of any place of business or intention to change the location of any Collateral or the establishment of any new chief executive office, principal place of business, or location of inventory, or office where its aforesaid records are kept.

         5.02 GOOD STANDING

         Borrower is duly organized and existing in good standing under the laws of the State of Nevada and is duly qualified to do business under the laws of each state where the nature of the business done or property owned requires such qualification.

         5.03 CORPORATE AUTHORITY

         Borrower's delivery and performance hereof are within Borrower's corporate powers, have been duly authorized by vote of the Board of Directors, and are not in contravention of the terms of, and will not result in any event of default under Borrower's Articles of Organization, by-laws, or other incorporation papers, or of any indenture, promissory note, agreement or undertaking to which Borrower is a party or by which it is bound or affected. All of Borrower's issued and outstanding capital stock has been properly issued and all Borrower's books and records, in particular its minute books, by-laws, and books of account, are accurate and up-to-date and will be so maintained.

         5.04 BORROWER NOT IN DEFAULT

         All material leases, contracts, and other commitments to which Borrower is a party are in good standing, and Borrower has complied with all material provisions of such leases, contracts and other commitments; Borrower is not in default under any provision thereof; and no event has occurred which, but for the giving of notice or the passage of time, or both, could constitute a default thereunder.

         5.05 LEGALLY ENFORCEABLE AGREEMENT

         This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, legal, valid, and binding obligations of the Borrower, enforceable in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

         5.06 FINANCIAL STATEMENTS

         The balance sheet of the Borrower and the related statements of income and retained earnings and cash flow of the Borrower for the fiscal year then ended, and the accompanying footnotes, together with any interim financial statements of the Borrower, copies of which have been furnished to the Lender, are complete and correct and fairly present the financial condition of the Borrower as at such dates and the results of the operations of the Borrower for the periods covered by such statements, all in accordance with GAAP consistently applied (subject to year-end adjustments in the case of the interim financial statements), and there has been no material adverse change in the condition (financial or otherwise), business, or operations of the Borrower since the presentation to the Lender of the most recently dated financial statements, nor are there any liabilities of the Borrower, fixed or contingent, which are material but are not reflected in such financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business. No information, exhibit or report furnished by the Borrower to the Lender in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

         5.07 PRO FORMAS The consolidated pro forma financial statements of the Borrower and Guarantor as furnished to the Lender are (and all financial statements hereafter delivered pursuant to this Agreement) will be complete and accurate, fairly presenting the financial condition of the Borrower as of the date thereof and for the periods covered thereby, all being prepared in accordance with generally accepted accounting principles consistently applied throughout the relevant periods. Borrower has no liability, contingent or otherwise, not disclosed in the aforesaid financial statements or in any notes thereto that could materially adversely affect the financial condition of the Borrower. The Borrower has delivered to the Lender projected balance sheets and statements of income for each of the fiscal years ending April 30, through 2006. The projected financial statements referred to in the preceding sentence (including the material assumptions and adjustments made in their preparation) were reasonable when made and continue to be reasonable, subject to the uncertainty and approximation inherent in any projections. The following representations are true at the date hereof; in each case since the date of the most recently delivered financial statements: (i) there has been no material adverse change in the business, assets or condition, financial or otherwise of the Borrower; (ii) neither the business, condition or operations of the Borrower nor any of its respective properties or assets had materially adversely affected as the result of any legislative or regulatory change, any revocation or change in any franchise, license or right to do business, or any other event or occurrence, whether or not insured against; (iii) Borrower has experienced no material controversy or problem with its employees or with any labor organizations; and (iv) Borrower has not entered into any material transaction other than in the ordinary course of business.

         5.08 LABOR DISPUTES AND ACTS OF GOD

         Neither the business nor the properties of the Borrower are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance), materially and adversely affecting such business or properties or the operation of the Borrower.

         5.09 OTHER AGREEMENTS

         The Borrower is not a party to any indenture, loan or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, properties, assets, operations, or conditions, financial or otherwise, of the Borrower, or the ability of the Borrower to carry out its obligations under the Loan Documents to which it is a party. The Borrower is not in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

         5.10 LITIGATION

         Except as set forth on Schedule 5.10, there is no pending or threatened action or proceeding against or affecting the Borrower before any court, governmental agency, or arbitrator, which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties, or business of the Borrower or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party.

         5.11 NO JUDGMENTS

         The Borrower has satisfied all judgments, and the Borrower is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator, or Federal, state, municipal, or other governmental authority, commission, board, bureau, agency, or instrumentality, domestic or foreign.

         5.12 ERISA

         The Borrower is to the best of its knowledge in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated; no circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower nor any Commonly Controlled Entity has completely or partially withdrawn from a Multiemployer Plan; the Borrower and each Commonly Controlled Entity have met their minimum funding requirements under ERISA with respect to all of their Plans and the present value of all vested benefits under each Plan does not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA; and neither the Borrower nor any Commonly Controlled Entity has incurred any liability to the PBGC under ERISA.

         5.13 OPERATION OF BUSINESS

         The Borrower possesses all Licenses, permits (including Environmental Permits), franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and the Borrower is not in violation of any valid rights of others with respect to any of the foregoing.

         5.14 TAXES

         The Borrower has filed all tax returns (Federal, state, and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies thereon to be due, including interest and penalties unless such taxes are being contested in good faith by appropriate action with adequate reserves established on Borrower's financial statements.

         5.15 DEBT

         Set forth in the financial statements referred to in this Agreement, to the extent required by GAAP, is a complete and correct list of all credit agreements, indentures, purchase agreements, Guaranties, Capital Leases, and other Investments, agreements, and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Borrower is in any manner directly or contingently obligated; and the maximum principal or face amounts of the credit in question, which are outstanding and which can be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such financial statements. Exhibit "E" correctly lists all secured and unsecured Debt (excluding trade payables) of the Borrower outstanding as of the date of this Agreement, and shows, as to each item of Debt listed thereon, the obligor and obligee, the aggregate principal amount outstanding on the date hereof.

         5.16 ENVIRONMENT

         The Borrower has duly complied with, and their businesses, operations, assets, equipment, property, leaseholds, or other facilities are in compliance with, the provisions of all Environmental Laws. The Borrower has been issued and will maintain all required Federal, state, and local permits, Licenses, certificates, and approvals relating to (1) air emissions; (2) discharges to surface water or groundwater; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any Federal, state, or local law, code or ordinance, and all rules and regulations promulgated thereunder as hazardous or potentially hazardous); or (6) other environmental, health, or safety matters. The Borrower has not received notice of, nor knows of, or suspects, facts which might constitute any violations of any Environmental Laws with respect to its businesses, operations, assets, equipment, property, leaseholds, or other facilities. Except in accordance with a valid governmental permit, license, certificate, or approval, to the best of Borrower's knowledge there has been no emission, spill, release, or discharge into or upon (1) the air; (2) soils, or any improvements located thereon; (3) surface water or groundwater; or (4) the sewer, septic system or waste treatment, storage or disposal system servicing the premises, of any toxic or hazardous substances or wastes at or from the premises; and accordingly the premises of the Borrower is to the best of Borrower's knowledge free of all such toxic or hazardous substances or wastes. There has been no complaint, order, directive, claim, citation, or notice by any governmental authority or any person or entity with respect to (1) air emissions; (2) spills releases or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the premises; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or waste; or (6) other environmental, health, or safety matters affecting the Borrower or its business, operations, assets, equipment, property, leaseholds, or other facilities. The Borrower has no indebtedness, obligation, or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, cleanup, or disposal of any solid wastes, hazardous wastes, or other toxic or hazardous substances (including without limitation any such indebtedness, obligation, or liability with respect to any current regulation, law, or statute regarding such storage, treatment, cleanup, or disposal).

         5.17 TITLE TO PROPERTY; LEASES

                  The Borrower has good and marketable title in fee simple (or its equivalent under applicable law) to its respective properties and good title to the other properties and assets it purports to own, including those reflected in the most recent audited balance sheet provided to the Lender (other than properties and assets disposed of in the ordinary course of business). The Borrower enjoys peaceful and undisturbed possession under all leases of all personal and all real property under which they operate, and all such leases are valid and subsisting and in full force and effect and the Borrower is not in default in any material respect in the performance or observance of its obligations under any provisions thereof. Exhibit "F" includes a general description of all presently existing Long Term Leases and Capital Leases under which the Borrower is a lessee.

         5.18 INTELLECTUAL PROPERTY

         Borrower owns or has a valid right to use all patents, copyrights, trademarks, licenses, trade names or franchises now being used or necessary to conduct its business, all of which are listed on Exhibit "G", hereto and the conduct of its business as now operated does not conflict with valid patents, copyrights, trademarks, licenses, trade names or franchises of others in any manner that could materially adversely affect in any manner the business or assets or condition, financial or otherwise, of Borrower.

         5.19 EXECUTIVE AGREEMENTS

         None of the executive officers of the Borrower is subject to any agreement in favor of anyone, other than Borrower, which limits or restricts that person's right to engage in the type of business activity conducted or proposed to be conducted by such Borrower or to use therein any property or confidential information or which grants to anyone other than the Borrower any rights in any inventions or other ideas susceptible to legal protection developed or conceived by any such officer.

         5.20 FOREIGN ASSET CONTROL REGULATIONS

         Neither the execution of this Agreement nor the use of the proceeds thereof violates the Trading With the Enemy Act of 1917, as amended, nor any of the Foreign Assets Control Regulations promulgated thereunder or under the International Emergency Economic Powers Act or the U.N. Participation Act of 1945.

         5.21 INVESTMENT COMPANY ACT OF 1940

         It is not an "investment company" within the meaning of, or is exempt from, the provisions of the Investment Company Act of 1940, as amended.

         6.00 FURTHER AGREEMENTS OF BORROWER

         6.01 INSURANCE

         Borrower agrees at all times to keep all of its property insured by financially sound and reputable insurers satisfactory to the Lender, against loss or damage by fire, water, theft, explosion or other hazards insured against by extended coverage.

         6.02 INSPECTION

         The Borrower shall at all reasonable times and with reasonable notice (unless an Event of Default has occurred hereunder and is continuing, after which no prior notice must be provided), and from time-to-time, allow the Lender, by or through any of its officers, agents, attorneys, or accountants, to physically inspect, copy or make extracts from Borrower's books and records; all at Borrower's expense following the occurrence of an Event of Default.

         6.03 GOOD STANDING

         Borrower will remain in good standing and comply with all laws and regulations of the United States or of any state or states thereof or of any political subdivision thereof, or of any governmental authority which may be applicable to it or to its business.

         6.04 NOTICE OF MERGER OR ACQUISITION

         Borrower and/or Guarantor will not wind up, liquidate, or dissolve itself and/or the Guarantor, reorganize, merge or consolidate with, or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets and/or the Guarantor's (whether now owned or hereafter acquired) to any Person or acquire all or substantially all of the assets or the business of any Person or permit any subsidiary to do so without providing notice of such event to Lender within thirty (30) days of such occurrence, together with financial information necessary for the Lender to evaluate the capital structure and debt service ability of the Borrower after giving effect to such occurrence; provided that such notice and information shall be solely for informational purposes and Lender shall have no right to approve or disapprove such transaction.

         6.05 COMPLIANCE WITH ERISA

         The Borrower will not:

                  (A) engage in any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code), or commit any other breach of its fiduciary responsibility under
                  Part 4 of Title I of ERISA, which could subject the Borrower or any Borrower Group Member to any material liability under
                  Section 406, 409, 502(i) or 502(d) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or such Borrower Group Member could be required to indemnify any Person against any such liability or which could otherwise have a Material Adverse Effect on the Borrower or any Plan; or

                  (B) fail to make any contribution required to be made by it to any Plan or Multiemployer Plan or permit to exist with respect to any Plan any "accumulated funding deficiency" (as such term is defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; or

                  (C) (i) commence proceedings to terminate any Plan, other than in a "standard termination" within the meaning of Section 4041 of ERISA, or (ii) permit to exist any proceedings instituted by the PBGC to terminate or to have a trustee appointed to administer any Plan, or (iii) withdraw from any Multiemployer Plan in a manner which could result in the imposition of a withdrawal liability under Part 1 of Subtitle E of Title IV of ERISA.

         6.06 FINANCIAL STATEMENTS

         The Borrower will deliver, at its sole expense, to the Lender, the following:

         A. Within one hundred twenty (120) days after the close of each fiscal year, its consolidated financial statements, including the Guarantor, audited by certified public accountants servicing the corporations, along with the accountant's management letter and an accounts receivable aging as of the end of each fiscal year.

         B. Within forty-five (45) days after the close of each of the first three (3) fiscal quarters, Borrower will provide to Lender, its internally prepared financial statements, including the Guarantor, including, without limitation, consolidated income statement and balance sheet, accounts receivable aging, and consolidated statement of cash flow prepared according to GAAP consistently applied.

         C. The Borrower shall provide Lender with a true and correct copy of all filings made with the Securities Exchange Commission as and when filed.

         D. The Borrower and Guarantor shall deliver to the Lender by March 31st of each fiscal year, a true and correct copy of their consolidated projections for that fiscal year to include a income statement balance sheet and cash flow statement.

         E. From time-to-time, such additional information regarding the financial condition or business of the Borrower and Guarantor as the Lender may reasonably request.

         6.07 MAINTENANCE OF RECORDS

         Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Borrower.

         6.08 CONDUCT OF BUSINESS

         Except as otherwise permitted herein, the Guarantor shall continue to engage in business in an efficient and economical manner.

         6.09 COMPLIANCE WITH LAWS

         Promptly pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon the Borrower, or upon, or in respect of, all or any part of the property or business of the Borrower, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a lien or charge upon any property of the Borrower; provided the Borrower shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of the Borrower or any material interference with the use thereof by the Borrower, and (ii) the Borrower shall set aside on its books, reserves deemed by it to be adequate with respect thereto. The Borrower will promptly comply with all laws, ordinances or governmental rules and regulations to which it is subject, including without limitation, the Occupational Safety and Heath Act of 1970, ERISA, the Americans with Disabilities Act and all Environmental Laws in all applicable jurisdictions, the violation of which would materially and adversely affect the properties, business, prospects, profits or condition of the Borrower or would result in any lien or charge upon any property of the Borrower.

         6.10 ENVIRONMENT

         Notify the Lender immediately of any notice of a hazardous discharge or environmental complaint received from any governmental agency or any other party; notify the Lender immediately of any hazardous discharge from or affecting its premises; immediately contain and remove the same, in compliance with all applicable laws; promptly pay any fine or penalty assessed in connection therewith, except such assessments as are being contested in good faith, against which adequate reserves have been established; upon receipt of such notification, permit the Lender to inspect the premises, and to inspect all books, correspondence, and records pertaining thereto; and at the Lender's request, and at the Borrower's expense, provide a report of a qualified environmental engineer, satisfactory in scope, form, and content to the Lender, and such other and further assurances reasonably satisfactory to the Lender that the condition has been corrected.

         6.11 PAYMENT OF LOANS

         The Borrower will duly and punctually pay the principal of, and interest on the Loan in accordance with the terms of the Loan and this Agreement.

         6.12 PRINCIPAL DEPOSITORY

         The Guarantor further agrees that it shall conduct its primary banking business with the Lender, including, without limitation, retaining the Lender as its principal depository for savings accounts, checking accounts, general demand depository accounts, and such other accounts as are utilized by the Guarantor from time-to-time.

         6.13 CHANGE IN MANAGEMENT

         The Borrower represents and warrants that it will notify the Lender in writing of any change in its present senior management until all Obligations are fully paid.

         6.14 ADVERSE TRANSACTIONS

         The Borrower shall not enter into any transaction which materially and adversely affects its ability to repay the Obligations in full as and when due.

         6.15 LENDER'S EXPENSES

         Borrower shall pay, on demand by Lender, all reasonable expenses, charges, costs and fees in connection with the negotiation, documentation and closing of the Loan, including all registration and recording fees, and the fees and disbursements of all counsel to Lender, which in the aggregate shall not exceed Fifteen Thousand and 00/100 Dollars ($15,000.00).

         7.00 REPRESENTATIONS REMADE

         Borrower warrants and covenants that the foregoing representations and warranties will be true and shall be deemed remade as of the date of the closing. All representations and warranties made herein or in any other Loan Documents or in any certificate or other document delivered to Lender by or on behalf of Borrower pursuant to or in connection with this Agreement or any other Loan Document shall be deemed to have been relied upon by Lender, notwithstanding any investigation heretofore or hereafter made by, or on behalf of Lender. All such representations and warranties shall survive the making of the Loan and Advance contemplated hereby and shall continue in full force and effect until such time as the Loan has been paid in full.

         8.00 [INTENTIONALLY DELETED]

         9.00 DEFAULT

         Borrower shall be in default under this Agreement upon the happening of any of the following events or conditions (which shall individually and/or collectively be referenced as an "Event of Default") without notice or demand (except to the extent of notice or demand required pursuant to this Agreement and any other Loan Documents or bylaw):

         9.01 Failure to observe or perform any of its agreements, warranties or representations in this Agreement, including, without limitation, financial covenants, or in any other agreement with Lender, following notice thereof from the Lender with respect to a non-monetary Event of Default. No notice shall be sent with respect to a monetary default.

         9.02 Failure of Borrower and/or Guarantor to pay within ten (10) days of when due whether upon demand, at maturity, by acceleration or otherwise, any amount payable by either of them to the Lender under any of their respective Obligations.

         9.03 Insolvency of Borrower as defined in this Agreement, or the recording or existence of any lien for unpaid taxes against Borrower in excess of One Hundred Thousand and 00/100 Dollars ($100,000.00); provided, however, with respect to an involuntary bankruptcy, it shall not be an Event of Default hereunder if the same is dismissed within sixty (60) days of the commencement date.

         9.04 Default in, and acceleration of any agreement or undertaking to which the Borrower is a party or by which Borrower is bound or affected following notice thereof from the Lender with respect to non-monetary Events of Default. No notice shall be sent with respect to a monetary default.

         9.05 The making by the Borrower of any misrepresentation to the Lender for the purpose of obtaining credit or an extension of credit following notice thereof from the Lender with respect to non-monetary Events of Default.

         9.06 Failure of Borrower and Guarantor to maintain in the aggregate, at all times, a Cash Balance equal to, or greater than, the sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00), plus the Obligations.

         9.07 Any default arising pursuant to Section 4.01 of this Agreement. Unless expressly agreed to by Lender, in writing, the Borrower has no right to cure a monetary Event of Default.

         10.00 LENDER'S RIGHTS

         Upon the occurrence of an Event of Default and while such Event of Default is continuing, Lender may:

         10.01 Make all Obligations of Borrower and/or Guarantor immediately due and payable, without presentment, demand, protest, hearing or notice of any kind and exercise the remedies of a Lender afforded by the Uniform Commercial Code and other applicable law or by the terms of any agreement between Borrower and Lender.

         10.02 The Lender shall hereby also be granted a security interest in, and right of set off against any balance on any deposit, deposit account, agency, reserve, holdback, or other account maintained by, or on behalf of, the Borrower with the Lender, and the Lender shall have the right to apply the proceeds of such foreclosure or set off against such items of Borrower's Obligations as Lender may select.

         10.03 All rights and remedies of Lender whether provided for herein or in other agreements, instruments, or documents, or conferred by law, are cumulative and not alternative and may be enforced successively.

         11.00 BORROWER'S ACKNOWLEDGMENTS

         11.01 Borrower acknowledges that Lender has not, by the terms hereof, acted to intrude into any of its management decisions, or prerogatives, nor has it entered into control or management of Borrower's affairs. Any reference herein to limitation on of action(s) or conduct on the part of the Borrower represents only undertakings, or forbearance(s) necessary to preserve the management, cash flow, and asset and financial status quo promised by the Borrower upon which the loan(s) were originally contemplated, and on which the Lender relied as a condition-precedent thereto, and which are necessary to the protection of Lender, in its sole status as secured lender, and not otherwise.

         11.02 The Borrower acknowledges and represents that it is a sophisticated borrower and has experience in financial matters generally and in Borrower obligations, specifically. Borrower acknowledges that it has been represented by counsel, and that a draft of this Agreement has been available for review and negotiation. Therefore, Borrower hereby agrees that all Lender's rights were the result of negotiations between the Lender and the Borrower and were induced in a material respect by the benefits granted to the Borrower hereunder.

         12.00 BORROWER'S OBLIGATION TO PAY EXPENSES OF LENDER

         Excluding expenses in connection with the preparation of this Agreement, related loan documents and the closing, the Borrower agrees to pay all reasonable expenses, including counsel fees and other expenses which may be paid or incurred by Lender for itself or as agent for any other lender, in connection with the subject matter of this Agreement, the Obligations, the Collateral or any rights or interest therein in the event of a Default hereunder, including without limiting the generality of the foregoing, the enforcement of any security interest granted hereby and representation in any litigation including any bankruptcy or insolvency proceedings. All such expenses may be added to the principal amount of any indebtedness owed by the Borrower to Lender and shall constitute part of the Obligations secured hereby.

         13.00 NO WAIVERS BY THE LENDER

         No delay or omission on the part of Lender in exercising any rights shall operate as a waiver of such right or any other right. Waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All of Lender's rights and remedies, whether evidenced hereby or by any other agreement, instrument, or paper, shall be cumulative and may be exercised singularly or concurrently.

         14.00 AMENDMENT

         This Agreement constitutes the entire Agreement between the parties. This Agreement or any part thereof cannot be changed, waived, or amended, except by an instrument in writing, signed by both the Lender and Borrower herein.

         15.00 RIGHTS AND LIABILITIES OF ASSIGNS

         Borrower shall not be permitted to assign this Agreement, unless expressly authorized by the Lender, in writing. Lender may assign its interests under this Agreement. The assignment of this Agreement shall bind all persons to become bound as a borrower to this Agreement. In the event Lender assigns its rights and interests under this Agreement, the Borrower shall render performance under this Agreement to the assignee.

         16.00 CONSTRUCTION

         This Agreement shall be deemed to have been entered into in the Commonwealth of Massachusetts, and the laws of the Commonwealth of Massachusetts shall govern the construction of this Agreement and the rights and duties of the parties hereto. It is agreed and understood that, as this form of agreement may be used by persons of either sex, and for one or more corporations, and also where there are several parties, in such cases, the masculine and plural, as herein used, shall be instead of and shall stand for, the feminine or neuter gender or the single number, as the context may require. Any ambiguity, contradiction, or inconsistency between this Agreement and any other documents relied upon by Lender shall, at all times, be resolved in favor of this Agreement.

         17.00 NOTICE

         Any notice required or permitted hereunder shall be in writing, and shall be duly given to any party or if mailed first class, postage prepaid or certified mail, return receipt requested, to the Borrower at the address set forth on page 1 hereof, to the Lender at its principal banking house, or to such other address as may be specified by notice in writing to the other parties by the party changing such address.

         18.00 CONSENT TO JURISDICTION

         THE BORROWER AND GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMIT TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND (B) WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, AND (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS. THE BORROWER AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED DIRECTED TO THE BORROWER AT THE BUSINESS ADDRESS SET FORTH ON PAGE 1 ABOVE, AND SERVICE S SO MADE SHALL BE DEEMED COMPLETE THE EARLIER OF DATE OF ACTUAL RECEIPT OR DATE OF REFUSAL TO ACCEPT DELIVERY, BUT IN NO EVENT, LATER THAN TEN (10) BUSINESS DAYS AFTER MAILING. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT THE LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY

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
COLLATERAL AND AGAINST THE BORROWER, AND AGAINST ANY PROPERTY OF THE BORROWER, IN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND THE LENDER HEREUNDER OR THE SUBMISSION HEREIN BY THE BORROWER TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS.

         EXECUTED UNDER SEAL this    day of March 2002, by the parties set forth
below, or by their duly authorized officers.

BORROWER:                   SMITH & WESSON HOLDING CORPORATION

                            BY:
----------------------
Witness                          Its duly authorized (seal)



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


GUARANTOR:                          SMITH & WESSON CORP.

                            BY:
------------------------
Witness                            Its duly authorized (seal)


LENDER:                             BANKNORTH, N.A.

                            BY:
------------------------
Witness                            Its duly authorized (seal)


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